Managed by Friess Associates, LLC	Quarterly Report	June 30, 2008

Dear Fellow Shareholders:

The Brandywine Funds fared well in a mixed June-quarter environment. Changes made during the early-year market downturn and the months that followed positioned the portfolios to rebound sharply.

Brandywine Fund grew 9.02 percent in the June quarter as the Russell 3000 Index declined 1.69 percent and the Russell 3000 Growth Index gained 1.51 percent. Brandywine Blue Fund rose 7.84 percent in the quarter. The S&P 500 and Russell 1000 Indexes declined 2.73 and 1.89 percent, while the Russell 1000 Growth Index added 1.25 percent.

June Quarter Performance

Total Returns for the quarter ended June 30, 2008.

The June quarter wasn’t a calm and sunny three-month stretch, but conditions improved considerably from the period of panic that began the year. Investors worried about the financial system falling apart delivered a wholesale thrashing to stocks in the March quarter. In the June quarter, credit market concerns became less pressing and investors used earnings performance to determine which companies didn’t deserve all the punishment meted out in the months before.

There’s still work to do to make up the ground lost in the March quarter, but so far the Brandywine Funds are closing the gap at a faster clip than benchmarks. Brandywine’s year-to-date decline was 6.45 percent at the end of June, compared with declines in the Russell 3000 and Russell 3000 Growth Indexes of 11.05 and 9.04 percent. Brandywine Blue declined 5.33 percent in the first six months of 2008 as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes fell 11.91, 11.20 and 9.06 percent.

The March-quarter downturn helped us identify weaker links in the portfolios at a time when its broad reach depressed prices for potential replacements with more promising outlooks. That gave us the chance to sell companies where insight into their near-term earnings prospects was declining and use the proceeds to fund purchases of companies with a higher degree of earnings visibility.

Brandywine sold a mix of holdings from the technology and industrial sectors, while Brandywine Blue mainly sold technology holdings. Both Funds redeployed the bulk of those assets to companies in the energy sector and, to a lesser extent, the materials sector. The changed portfolio characteristics began paying off quickly, as holdings from the energy sec-

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	9.02	7.84
One Year	0.99	4.93
Five Years	88.65	90.05
Ten Years	110.84	119.90
Inception	1551.88*	816.64**

Annualized Total Return

Five Years	13.54	13.70
Ten Years	7.74	8.20
Inception	13.27*	13.52**
*12/30/85 **1/10/91

Expense Ratio***

Brandywine	1.08%
Brandywine Blue	1.12%
***As stated in the Prospectus dated January 31, 2008

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

tor were the most significant positive influence on June-quarter results, followed by holdings from the materials sector.

The five largest contributors to Brandywine’s performance from the energy sector – Cabot Oil & Gas, Comstock Resources, Exco Resources, Nabors Industries and Petrohawk Energy – were all added to the portfolio between February and May. Out of Brandywine Blue’s top five energy contributors – Arch Coal, Chesapeake Energy, Nabors, Peabody Energy and Weatherford International – only Weatherford was a holding prior to that same period.

Setting new record highs throughout the quarter, oil prices ensured that investors fixed their attention on the energy sector. Comstock Resources in Brandywine and Arch Coal in Brandywine Blue performed especially well in the spotlight, delivering earnings growth of 225 and 180 percent in their most recently reported quarter, topping estimates in both instances.

Companies positioned to profit from ramped up farming amid soaring food crop prices fueled the materials sector’s contribution to June-quarter results. The Mosaic Co. (both Funds) and Potash Corp. of Saskatchewan (both Funds) benefit from huge price increases stemming from demand for basic fertilizer ingredients driven by farmers around the world aiming to increase yields. Mosaic and Potash exceeded expectations with 890 and 182 percent March-quarter earnings growth.

FMC Corp., a midsized company that makes chemicals used for crop protection, pest control and other agricultural applications, gave Brandywine an additional boost in terms of the materials sector. FMC beat estimates with 30 percent March-quarter earnings growth.

Both Funds enjoyed supporting contributions from holdings in the industrial sector, though the impact was more pronounced in Brandywine. The most significant contributors enjoyed strong earnings growth as they responded to domestic and international demand driven by customers optimizing operations and adding infrastructure.

ABB Ltd. (both Funds) topped March-quarter estimates with 74 percent earnings growth. Metals, minerals and marine customers upgraded and expanded their operations, while industrial and utility customers sought energy efficiency solutions from the company. Fluor Corp. (both Funds) beat estimates with 60 percent earnings growth due to infrastructure-related demand in oil, gas and chemical markets.

Although health care as a whole was not a source of significant declines, holdings from the health care sector weighed on performance versus benchmarks.

On average, health care holdings represented each portfolio’s third largest percentage of assets during the quarter, commitments yielding returns that fell between flat and slightly down.

With FDA delays impacting the new product pipeline, intense generic competition, insurers pressuring hospitals on costs and weakened consumers not pursuing elective procedures, traction has been hard to come by for many health care stocks. Closing in on the presidential election hasn’t been helpful to the environment either.

Against this backdrop, solid fundamentals for holdings such as Perrigo Corp. (Brandywine), St. Jude Medical (Brandywine Blue) and Teva Pharmaceuticals (both Funds), which grew March-quarter earnings 96, 32 and 52 percent, respectively, didn’t attract the positive attention we believed they deserved.

For more on holdings that influenced June-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

Please join us in wishing our best to Susan Morgan, who retired from her position on the trading team in June after 30 years with Friess Associates. Susan was the first person hired by our firm’s Founder, Foster Friess. A fine teammate and a dear friend, we will miss interacting with her on an everyday basis. We highlighted Susan’s career on page 6 of Looking Forward.

In a business where a statement from a world leader or data from a jobs report can move billions of dollars on any given day, we accept that the market is in a constant state of uncertainty. What we are certain about is that individual-company earnings trends and valuations will continue to shape the portfolios we manage. We believe those factors are the ultimate influences on stock prices over time.

Going from discussing $100 oil to $140 oil in the span of three months drives home the point that conditions can change abruptly and sometimes dramatically. While no one knows what factors will push the market one way or the other in the second half of 2008, our focus on individual companies gives us the flexibility to adapt as the earnings landscape evolves.

Thanks for your confidence in our research-driven investment approach and the team that implements it. We’re honored to serve you.

Bill D’Alonzo
Brandywine Funds President	July 3, 2008

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Oracle Corp.	+21.5%	6.	Walter Industries, Inc.	+115.9%
2.	Thermo Fisher Scientific, Inc.	+44.9%	7.	Harris Corp.	+28.0%
3.	McDermott International, Inc.	+741.9%	8.	Air Products and Chemicals, Inc.	-3.6%
4.	CVS Caremark Corp.	-5.3%	9.	FMC Corp.	+41.0%
5.	Urban Outfitters, Inc.	-5.3%	10.	Costco Wholesale Corp.	+15.2%

Earnings Growth	Your Companies’ Market Capitalization

Forecasted Increase in Earnings Per Share
2008 vs 2007

All figures are dollar weighted and based on data from Baseline. June 30, 2008.

Top Ten Industry Groups

Brandywine Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Walter Industries, Inc.	$58.2	52.9
The producer of metallurgical coal for the steel industry gained ground as end-market pricing for 2008 reached record levels. With several Australian coal mining companies still suffering effects from January floods and recent successful price increases by worldwide steel makers, tightness and high prices in the metallurgical coal market are expected to persist. Given that coal is priced in U.S. dollars, the dollar’s continued weakness enhances the company’s favorable position as an exporter.

FMC Corp.	$35.6	36.8
The maker of industrial, specialty and agricultural chemicals grew March-quarter earnings 30 percent, beating estimates. Sales increased 12 percent to $278 million driven by gains in Asia, Europe and Latin America, with particular strength in Brazil. Demand for the company’s soda ash remains elevated and pricing increases are more than offsetting rising energy costs. FMC’s lithium sales are also accelerating as high gasoline prices create renewed interest in electric vehicles.

The Mosaic Co.	$35.1	16.3
The producer of concentrated phosphate and potash crop fertilizers grew February-quarter earnings to $0.99 a share from $0.10 a year ago, topping estimates. Revenues jumped 68 percent as fertilizer prices continued to rise in response to strong global demand for agricultural products used for food and fuel. We sold Mosaic when shares hit our target price.

Petrohawk Energy Corp.	$32.6	46.1
High prices coupled with successful development and exploratory drilling are driving production and reserves higher than expected for the oil and natural gas producer. Purchased during the quarter, shares traded higher as investors began to recognize the company’s potential in the Haynesville Shale field, where it is currently drilling three horizontal wells and expects to have six rigs drilling wells by mid-September.

Potash Corporation of Saskatchewan Inc.	$32.1	25.7
The world’s leading producer of potash, with 22 percent of total production capacity, grew March-quarter earnings 182 percent, beating estimates by 14 percent. An integrated producer that owns its raw inputs, Potash benefits as rising production costs for sulfur, phosphate rock and ammonia force non-integrated producers to raise prices. We sold Potash when shares hit our target price.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Herbalife Ltd.	$15.9	18.4
The seller of nutritional supplements and weight-loss products grew March-quarter earnings 52 percent, beating estimates by 16 percent. Shares fell during the quarter following a string of negative publicity related to the safety of the company’s products. The information came from a private group whose founder has admitted to profiting from selling Herbalife shares short. While Herbalife continues to renounce the claims and publicly deny any safety issues, we sold the company on concerns that the external issues would continue to pressures shares.

MEMC Electronic Materials, Inc.	$14.2	15.1
The leading supplier of both semiconductor and solar wafers grew March-quarter earnings 18 percent. Mixed forecasts for polysilicon prices in the second half of the year as well as uncertainty regarding the impact of pending subsidy reductions in both Germany and Spain caused shares to trade lower. We sold MEMC during the quarter to fund an idea with greater near-term earnings visibility.

GameStop Corp.	$13.6	10.7
The specialty retailer of videogame hardware, software and accessories grew April-quarter earnings 111 percent, topping estimates by 9 percent. Shares fell after management’s conservative guidance prompted concerns that the gaming cycle had peaked. With the potential for additional gaming consol price cuts in coming months, numerous notable game titles slated for release later this year and broadening demographic trends for the industry, we believe there are catalysts for GameStop’s continued growth.

BE Aerospace, Inc.	$11.7	19.3
The maker of aircraft cabin interiors grew September-quarter earnings 33 percent, topping estimates. Concerns related to slowing airline traffic trends and the impact of soaring jet fuel costs on industry-wide profitability sent shares lower. Capacity cuts are currently confined to domestic, legacy aircraft with poor fuel efficiency and should not impact the company in the near team, but we sold BE Aerospace on concerns that negative sentiment would persist.

Rockwell Collins, Inc.	$11.1	9.4
The developer of advanced avionics communications systems used in both commercial and military aircraft grew March-quarter earnings 26 percent, beating estimates. Rockwell traded lower during the quarter as investors focused on declining global airline traffic and rising jet fuel costs, ignoring fundamental strengths including market share gains and backlog growth. We sold Rockwell at a slight gain from our original purchase price during the quarter to fund an idea with greater near-term earnings upside.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
June 30, 2008
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.6% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 5.0%
1,657,000	Aeropostale, Inc.	$42,255,195	$51,913,810
988,700	J. Crew Group, Inc.	33,305,718	32,636,987
4,441,900	Urban Outfitters, Inc.	146,261,368	138,542,861

	Computer & Electronics Retail - 0.8%
843,400	GameStop Corp.	40,176,751	34,073,360

	Footwear - 0.6%
183,200	Deckers Outdoor Corp.	22,258,201	25,501,440

	General Merchandise Stores - 0.8%
1,075,700	Big Lots, Inc.	30,076,701	33,604,868
84,500	Dollar Tree, Inc.	2,767,552	2,762,305

	Home Improvement Retail - 0.0%
118,900	Lumber Liquidators, Inc.	1,230,561	1,545,700

	Total Consumer Discretionary	318,332,047	320,581,331

	This sector is 0.7% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 3.2%
3,575,900	CVS Caremark Corp.	149,491,987	141,498,363

	Household Products - 1.5%
1,182,900	Church & Dwight Co., Inc.	64,426,094	66,656,415

	Hypermarkets & Super Centers - 3.3%
609,300	BJ’s Wholesale Club, Inc.	20,469,991	23,579,910
1,754,900	Costco Wholesale Corp.	106,846,681	123,088,686

	Personal Products - 0.9%
1,072,500	Avon Products, Inc.	41,374,062	38,631,450

	Total Consumer Staples	382,608,815	393,454,824

	This sector is 2.8% above your Fund’s cost.

ENERGY

	Oil & Gas Drilling - 3.2%
1,087,700	Hercules Offshore, Inc.	29,449,141	41,354,354
2,025,600	Nabors Industries Ltd.	76,810,973	99,720,288

	Oil & Gas Equipment & Services - 5.7%
71,100	Acergy SA SP-ADR	1,252,064	1,582,686
782,200	Complete Production Services, Inc.	26,045,973	28,487,724
268,800	Core Laboratories N.V.	29,439,926	38,263,680
1,687,200	Global Industries, Ltd.	31,853,535	30,251,496
899,000	Oil States International, Inc.	53,196,420	57,032,560
70,788	Tesco Corp.	2,375,938	2,261,677
1,649,400	Weatherford International Ltd.	66,874,510	81,793,746
368,300	Willbros Group, Inc.	12,714,334	16,135,223

	Oil & Gas Exploration & Production - 8.7%
1,661,400	Cabot Oil & Gas Corp.	78,156,432	112,526,622
449,500	CNX Gas Corp.	17,424,567	18,896,980
1,261,900	Comstock Resources, Inc.	81,122,918	106,542,217
1,368,400	EXCO Resources, Inc.	22,891,352	50,507,644
181,800	Goodrich Petroleum Corp.	8,276,283	15,074,856
1,822,600	Petrohawk Energy Corp.	52,092,504	84,404,606

	Total Energy	589,976,870	784,836,359

	This sector is 33.0% above your Fund’s cost.

FINANCIALS

	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.	1,024,450	1,005,499

	Total Financials	1,024,450	1,005,499

	This sector is 1.8% below your Fund’s cost.

HEALTH CARE

	Biotechnology - 1.6%
1,089,500	Cephalon, Inc.	75,314,460	72,658,755

	Health Care Equipment - 1.6%
258,400	Beckman Coulter, Inc.	16,533,952	17,449,752
802,300	Gen-Probe Inc.	48,182,379	38,093,204
536,300	Thoratec Corp.	8,842,147	9,326,257
150,000	Wright Medical Group, Inc.	4,346,013	4,261,500

	Health Care Facilities - 0.6%
649,200	Psychiatric Solutions, Inc.	20,414,239	24,565,728

	Health Care Supplies - 0.3%
292,100	The Cooper Companies, Inc.	11,206,996	10,851,515
148,100	Immucor, Inc.	4,235,337	3,832,828

	Health Care Technology - 0.3%
659,600	Eclipsys Corp.	13,482,054	12,110,256

	Life Sciences Tools & Services - 8.7%
720,900	Charles River Laboratories
	International, Inc.	45,802,654	46,079,928
1,422,200	Covance Inc.	119,142,019	122,337,644
3,254,600	Thermo Fisher Scientific, Inc.	125,176,978	181,378,858
425,200	Varian Inc.	29,219,491	21,710,712
216,400	Waters Corp.	14,022,906	13,957,800

	Pharmaceuticals - 3.9%
1,655,800	Perrigo Co.	63,607,441	52,604,766
2,630,700	Teva Pharmaceutical
	Industries Ltd. SP-ADR	111,172,333	120,486,060

	Total Health Care	710,701,399	751,705,563

	This sector is 5.8% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2008
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.6% (a) (Continued)

INDUSTRIALS

	Aerospace & Defense - 0.7%
591,400	Honeywell International Inc.	$35,264,127	$29,735,592

	Construction & Engineering - 1.1%
668,600	EMCOR Group, Inc.	20,151,468	19,075,158
69,400	Fluor Corp.	9,055,839	12,913,952
568,500	Quanta Services, Inc.	15,695,634	18,913,995

	Construction & Farm Machinery & Heavy Trucks - 0.8%
130,400	Titan International, Inc.	4,937,259	4,644,848
643,900	Wabtec Corp. d/b/a Westinghouse
	Air Brake Technologies Corp.	25,652,271	31,306,418

	Diversified Commercial & Professional Services - 1.5%
2,140,600	Corrections Corporation of America	57,277,557	58,802,282
431,300	TeleTech Holdings, Inc.	11,309,866	8,608,748

	Electrical Components & Equipment - 0.7%
763,900	GrafTech International Ltd.	19,317,455	20,495,437
365,500	Polypore International, Inc.	8,752,064	9,258,115

	Environmental & Facilities Services - 1.2%
1,159,650	Republic Services, Inc.	31,048,141	34,441,605
545,250	Waste Connections, Inc.	12,526,446	17,409,832

	Human Resource & Employment Services - 0.1%
85,400	Watson Wyatt Worldwide Inc.	4,086,642	4,516,806

	Industrial Conglomerates - 6.9%
2,716,000	McDermott International, Inc.	19,964,787	168,093,240
1,256,400	Walter Industries, Inc.	63,305,946	136,658,628

	Industrial Machinery - 1.2%
124,900	CLARCOR Inc.	5,188,051	4,383,990
32,900	ESCO Technologies, Inc.	1,568,297	1,543,668
359,900	SPX Corp.	46,029,917	47,409,627

	Marine - 0.9%
364,700	Eagle Bulk Shipping Inc.	5,082,250	10,784,179
156,600	Excel Maritime Carriers Ltd.	7,669,967	6,146,550
196,400	Genco Shipping & Trading Ltd.	11,336,578	12,805,280
378,400	Safe Bulkers, Inc.	7,189,600	7,129,056
77,000	TBS International Ltd.	3,612,827	3,076,150

	Marine Ports & Services - 0.6%
613,800	Aegean Marine Petroleum
	Network Inc.	20,332,965	24,975,522

	Railroads - 0.3%
367,000	Genesee & Wyoming Inc.	14,279,376	12,485,340

	Total Industrials	460,635,330	705,614,018

	This sector is 53.2% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 0.3%
573,200	Informatica Corp.	9,922,318	8,620,928
300,300	Quest Software, Inc.	4,835,156	4,447,443

	Communications Equipment - 4.4%
2,827,300	Corning Inc.	65,923,108	65,169,265
2,624,800	Harris Corp.	103,574,334	132,526,152

	Computer Hardware - 1.7%
444,800	Apple, Inc.	76,856,875	74,477,312

	Computer Storage & Peripherals - 1.6%
4,756,500	EMC Corp.	78,302,090	69,872,985

	Data Processing & Outsourced Services - 2.2%
1,651,400	Affiliated Computer Services, Inc.	83,460,266	88,333,386
672,800	CyberSource Corp.	10,670,687	11,255,944

	Electronic Equipment Manufacturers - 1.5%
709,800	Mettler-Toledo International Inc.	79,506,864	67,331,628

	Electronic Manufacturing Services - 0.3%
546,300	Molex Inc.	15,216,761	13,335,183

	Internet Software & Services - 0.2%
649,100	Ariba, Inc.	8,757,742	9,548,261

	IT Consulting & Other Services - 0.7%
26,100	CACI International Inc.	1,207,801	1,194,597
187,900	Gartner, Inc.	3,977,093	3,893,288
1,287,100	SAIC, Inc.	24,505,744	26,784,551

	Semiconductor Equipment - 0.8%
607,000	MEMC Electronic Materials, Inc.	42,840,858	37,354,780

	Semiconductors - 1.6%
446,000	Atheros Communications	12,965,571	13,380,000
1,531,400	Intersil Corp.	41,796,197	37,243,648
370,900	Monolithic Power Systems, Inc.	8,967,320	8,018,858
396,300	Silicon Laboratories Inc.	12,520,808	14,302,467

	Systems Software - 7.5%
3,568,200	Check Point Software
	Technologies Ltd.	78,744,793	84,459,294
950,800	MICROS Systems, Inc.	32,089,756	28,989,892
9,243,000	Oracle Corp.	159,809,462	194,103,000
1,453,300	Symantec Corp.	28,573,539	28,121,355

	Total Information Technology	985,025,143	1,022,764,217

	This sector is 3.8% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2008
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)

Common Stocks - 97.6% (a) (Continued)

MATERIALS

	Diversified Chemicals - 3.2%
1,596,200	FMC Corp.	$87,672,200	$123,609,728
791,000	Olin Corp.	17,949,995	20,708,380

	Industrial Gases - 2.9%
1,326,100	Air Products and Chemicals, Inc.	136,051,060	131,098,246

	Metal & Glass Containers - 1.7%
2,907,700	Crown Holdings, Inc.	70,062,087	75,571,123

	Steel - 0.1%
90,800	Steel Dynamics, Inc.	3,415,978	3,547,556

	Total Materials	315,151,320	354,535,033

	This sector is 12.5% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 0.2%
513,300	Syniverse Holdings Inc.	9,068,573	8,315,460

	Total Telecommunication Services	9,068,573	8,315,460

	This sector is 8.3% below your Fund’s cost.

	Total common stocks	3,772,523,947	4,342,812,304

Short-Term Investments - 3.8% (a)

	Federal Agencies - 3.7%
$166,500,000	Federal Home Loan Bank,
	due 7/01/08,
	discount of 2.00%	166,500,000	166,500,000

	Variable Rate Demand Note - 0.1%
3,297,810	U.S. Bank, N.A., 2.23%	3,297,810	3,297,810

	Total short-term investments	169,797,810	169,797,810

	Total investments	$3,942,321,757	4,512,610,114

	Liabilities, less cash and
	receivables (1.4%) (a)		(64,647,497)

	Net Assets		$4,447,962,617

	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,447,962,617 ÷ 129,991,526
	shares outstanding)		$34.22

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

Definitions and Disclosures
Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 06/30/08, unless listed in the accompanying statements of net assets. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. You cannot invest directly in an index. As of June 30, 2008, the Russell 3000 Index’s average annual total returns for 1, 5 and 10 years were -12.69, 8.37 and 3.51 percent; the Russell 3000 Growth Index’s -6.38, 7.56 and 1.08 percent; the Russell 1000 Index’s were -12.36, 8.22 and 3.38 percent; the Russell 1000 Growth Index’s were -5.96, 7.32 and 0.96 percent; and the S&P 500 Index’s were -13.12, 7.58 and 2.88 percent.

Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	CVS Caremark Corp.	-3.6%	6.	Teva Pharmaceutical Industries Ltd.	+8.8%
2.	Costco Wholesale Corp.	+11.4%	7.	Air Products and Chemicals, Inc.	-3.7%
3.	Thermo Fisher Scientific, Inc.	+23.8%	8.	Peabody Energy Corp.	+59.7%
4.	Nabors Industries Ltd.	+48.4%	9.	Oracle Corp.	+13.6%
5.	Fluor Corp.	+81.0%	10.	Chesapeake Energy Corp.	+23.5%

Earnings Growth	Your Companies’ Market Capitalization

Forecasted Increase in Earnings Per Share
2008 vs 2007

All figures are dollar weighted and based on data from Baseline. June 30, 2008.

Top Ten Industry Groups

Brandywine Blue Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Peabody Energy Corp.	$60.1	67.0
March-quarter earnings topped estimates by 78 percent as prices for the company’s coal remained elevated amid persistent world demand and output problems. Following delays in Australia due to flooding, the company is well positioned to capitalize on record-high prices for its thermal and metallurgical coal driven by demand from Asian customers.

Arch Coal, Inc.	$56.0	65.5
The second-largest coal producer in the U.S. grew March-quarter earnings 180 percent, beating estimates by 22 percent. Rising international demand has sent eastern U.S. metallurgical coal prices to record levels at a time when Arch enjoys increased capacity in the area. The pricing outlook is also improving for Arch’s larger western U.S. coal activities as utilities respond to high prices and declining overall production in the east.

Nabors Industries Ltd.	$48.1	40.1
The world’s largest onshore oil and natural gas contract driller topped March-quarter consensus earnings estimates. Shares rose on early indications of rig count increases, expanding capital budgets and overall tightening in the market for natural gas. A leader in the drilling of horizontal wells, Nabors is expected to continue to benefit from increased activity in high-potential U.S. shale fields.

The Mosaic Co.	$43.1	17.4
The producer of concentrated phosphate and potash crop fertilizers grew February-quarter earnings to $0.99 a share from $0.10 a year ago, topping estimates. Revenues jumped 68 percent as fertilizer prices continued to rise in response to strong global demand for agricultural products used for food and fuel. We sold Mosaic when shares hit our target price.

Fluor Corp.	$36.7	29.7
The construction and engineering company grew March-quarter earnings 60 percent, topping estimates by 18 percent. Management also announced that 2008 earnings will be higher than anticipated, as elevated energy demand has spurred strong capital outlays by oil, gas and chemical firms. For the quarter, new project awards rose 28 percent to $5.7 billion and backlog climbed 33 percent to $31.5 billion, a record high.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

GameStop Corp.	$19.9	13.0
The specialty retailer of videogame hardware, software and accessories grew April-quarter earnings 111 percent, topping estimates by 9 percent. Shares fell after management’s conservative guidance prompted concerns that the gaming cycle had peaked. With the potential for additional gaming consol price cuts in coming months, numerous notable game titles slated for release later this year and broadening demographic trends for the industry, we believe there are catalysts for GameStop’s continued growth.

MEMC Electronic Materials, Inc.	$19.2	14.8
The leading supplier of both semiconductor and solar wafers grew March-quarter earnings 18 percent. Mixed forecasts for polysilicon prices in the second half of the year as well as uncertainty regarding the impact of pending subsidy reductions in both Germany and Spain caused shares to trade lower. We sold MEMC during the quarter to fund an idea with greater near-term earnings visibility.

Honeywell International Inc.	$17.0	13.3
The diversified technology and manufacturing company grew March-quarter earnings 29 percent, topping estimates. Shares traded lower on concerns related to the impact of slowing domestic air traffic and new aircraft orders. Less than 14 percent of total company sales are tied to commercial aerospace markets. Additionally, Honeywell’s diversified base of products offers multiple avenues for growth, with particular strength coming from its specialty chemicals and process controls businesses.

EMC Corp.	$15.1	12.3
Purchased in late April, EMC shares traded lower as slowing growth in the U.S. prompted concerns regarding global information technology budgets. Additionally, Microsoft’s early launch of a competing virtualization product to VMWare’s software put pressure on shares, due to EMC’s holding an 87 percent stake in VMWare. We believe EMC’s core storage business remains strong as the proliferation of digital documents and files stokes demand while recent acquisitions bolster the company’s storage and security product lines.

SunPower Corp.	$13.5	16.8
The manufacturer of photovoltaic cells and modules used in solar-powered panels grew March-quarter earnings 34 percent, topping estimates by 11 percent. Shares fell during the quarter after the company announced 2008 net income would be lower than previously forecast due to a higher tax rate. We sold SunPower during the quarter as uncertainty related to subsidy reductions in both Germany and Spain and the failure of the Senate to come to an agreement on the Solar Investment Tax Credit clouded earnings visibility.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
June 30, 2008
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.1% (a)

CONSUMER DISCRETIONARY

	Computer & Electronics Retail - 1.1%
1,207,970	GameStop Corp.	$58,396,801	$48,801,988

	Total Consumer Discretionary	58,396,801	48,801,988

	This sector is 16.4% below your Fund’s cost.

CONSUMER STAPLES

	Agricultural Products - 1.3%
540,700	Bunge Ltd.	64,525,015	58,227,983

	Drug Retail - 4.6%
5,113,000	CVS Caremark Corp.	209,911,189	202,321,410

	Food Retail - 2.4%
3,671,300	Kroger Co.	94,963,489	105,990,431

	Hypermarkets & Super Centers - 4.1%
2,576,100	Costco Wholesale Corp.	162,252,822	180,687,654

	Personal Products - 1.4%
1,728,000	Avon Products, Inc.	66,700,268	62,242,560

	Total Consumer Staples	598,352,783	609,470,038

	This sector is 1.9% above your Fund’s cost.

ENERGY

	Coal & Consumable Fuels - 6.7%
1,887,200	Arch Coal, Inc.	82,613,747	141,596,616
1,700,700	Peabody Energy Corp.	93,780,749	149,746,635

	Oil & Gas Drilling - 8.1%
1,152,800	Helmerich & Payne, Inc.	82,004,951	83,024,656
3,415,100	Nabors Industries Ltd.	113,284,498	168,125,373
654,372	Transocean, Inc.	85,077,513	99,719,749

	Oil & Gas Equipment & Services - 3.0%
2,620,600	Weatherford International Ltd.	86,944,933	129,955,554

	Oil & Gas Exploration & Production - 5.6%
2,177,200	Chesapeake Energy Corp.	116,304,983	143,608,112
341,900	CNX Gas Corp.	14,472,029	14,373,476
1,854,400	Petrohawk Energy Corp.	62,039,889	85,877,264

	Total Energy	736,523,292	1,016,027,435

	This sector is 37.9% above your Fund’s cost.

FINANCIALS

	Thrifts & Mortgage Finance - 0.7%
1,675,200	New York Community Bancorp, Inc.	32,429,582	29,885,568

	Total Financials	32,429,582	29,885,568

	This sector is 7.8% below your Fund’s cost.

HEALTH CARE

	Biotechnology - 3.2%
2,660,600	Gilead Sciences, Inc.	102,246,899	140,878,770

	Life Sciences Tools & Services - 4.2%
3,028,100	Thermo Fisher Scientific, Inc.	136,279,444	168,756,013
210,700	Waters Corp.	13,653,497	13,590,150

	Pharmaceuticals - 3.7%
3,473,800	Teva Pharmaceutical Industries
	Ltd. SP-ADR	146,242,167	159,100,040

	Total Health Care	398,422,007	482,324,973

	This sector is 21.1% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 1.6%
1,399,333	Honeywell International Inc.	80,382,931	70,358,463

	Airlines - 1.8%
6,033,700	Southwest Airlines Co.	84,754,831	78,679,448

	Construction & Engineering - 6.2%
861,500	Fluor Corp.	88,591,483	160,307,920
1,480,700	Foster Wheeler Ltd.	113,544,089	108,313,205

	Electrical Components & Equipment - 2.2%
1,942,600	Emerson Electric Co.	101,258,177	96,061,570

	Heavy Electrical Equipment - 1.4%
2,177,900	ABB Ltd. SP-ADR	62,632,044	61,678,128

	Industrial Conglomerates - 1.3%
923,200	McDermott International, Inc.	48,840,285	57,136,848

	Industrial Machinery - 2.3%
751,800	SPX Corp.	97,068,913	99,034,614

	Total Industrials	677,072,753	731,570,196

	This sector is 8.0% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Communications Equipment - 4.5%
2,556,600	Corning Inc.	61,313,885	58,929,630
903,200	Harris Corp.	44,789,148	45,602,568
794,100	Research In Motion Ltd.	106,043,558	92,830,290

	Computer Hardware - 1.7%
432,600	Apple, Inc.	74,770,886	72,434,544

	Computer Storage & Peripherals - 2.5%
7,346,400	EMC Corp.	123,046,885	107,918,616

	IT Consulting & Other Services - 0.7%
1,519,000	SAIC, Inc.	29,081,393	31,610,390

	Semiconductor Equipment - 1.4%
982,900	MEMC Electronic Materials, Inc.	69,919,356	60,487,666

Brandywine Blue Fund
Statement of Net Assets (Continued)
June 30, 2008
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)

Common Stocks - 97.1% (a) (Continued)

	Semiconductors - 2.5%
3,938,100	Broadcom Corp.	$107,450,411	$107,470,749

	Systems Software - 4.5%
7,037,500	Oracle Corp.	130,084,946	147,787,500
2,588,393	Symantec Corp.	50,951,667	50,085,405

	Total Information Technology	797,452,135	775,157,358

	This sector is 2.8% below your Fund’s cost.

MATERIALS

	Commodity Chemicals - 2.6%
2,440,500	Celanese Corp.	108,841,000	111,433,230

	Industrial Gases - 3.5%
1,560,200	Air Products and Chemicals, Inc.	160,120,973	154,241,372

	Steel - 0.4%
396,900	Steel Dynamics, Inc.	14,161,116	15,506,883

	Total Materials	283,123,089	281,181,485

	This sector is 0.7% below your Fund’s cost.

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 2.2%
1,972,200	NII Holdings Inc.	97,184,999	93,659,778

	Total Telecommunication Services	97,184,999	93,659,778

	This sector is 3.6% below your Fund’s cost.

UTILITIES

	Gas Utilities - 2.5%
1,580,800	Equitable Resources, Inc.	112,329,311	109,170,048

	Independent Power Producers & Energy Traders - 1.2%
1,258,400	NRG Energy, Inc.	54,184,574	53,985,360

	Total Utilities	166,513,885	163,155,408

	This sector is 2.0% below your Fund’s cost.

	Total common stocks	3,845,471,326	4,231,234,227

Short-Term Investments - 5.7% (a)

	Federal Agencies - 5.6%
$245,200,000	Federal Home Loan Bank,
	due 7/01/08,
	discount of 2.00%	245,200,000	245,200,000

	Variable Rate Demand Note - 0.1%
3,419,285	U.S. Bank, N.A., 2.23%	3,419,285	3,419,285

	Total short-term investments	248,619,285	248,619,285

	Total investments	$4,094,090,611	4,479,853,512

	Liabilities, less cash and
	receivables (2.8%) (a)		(121,454,470)

	Net Assets		$4,358,399,042

	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($4,358,399,042 ÷ 130,439,284
	shares outstanding)		$33.41

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts

Capital Gains Update . . .
Brandywine Fund finished the June quarter in a net realized gain position of approximately $0.31 per share, with the entire amount representing long-term gains. Brandywine Blue Fund completed the June quarter in a net realized loss position of $0.72 per share.

Gains and losses realized through the sale of holdings between now and the fiscal year’s end on September 30 will determine whether the Funds make distributions for fiscal 2008. Please check the next Brandywine Funds report for an update.

Board of Directors

William F. D’Alonzo	Foster S. Friess	Quentin Jackson
CEO and CIO	Chairman	Former President and CEO
Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Senior Advisor	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood          Report Staff: Rebecca Buswell, David Marky, Adam Rieger